UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)   March 3, 2010

China Carbon Graphite Group, Inc.
(Exact Name of Registrant as Specified in Charter)

Nevada	333-114564	98-0550699
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

c/o Xinghe Xingyong Carbon Co., Ltd.
787 Xicheng Wai
Chengguantown
Xinghe County
Inner Mongolia, China

(Address of Principal Executive Offices)
(Zip Code)
(+86) 474-7209723
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On March 3, 2010, China Carbon Graphite Group, Inc. (the “Company”) issued the attached press release announcing that it has entered into a letter of intent, providing that the Company intends to enter into definitive agreements with Chiyu Carbon Graphite Ltd. (“Chiyu”) with respect to the Company’s acquisition of assets of Chiyu. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release, dated March 3, 2010, of China Carbon Graphite Group, Inc.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 9, 2010

CHINA CARBON GRAPHITE GROUP, INC.
By:	/s/ Donghai Yu
Chief Executive Officer, President and Director
(Principal Executive Officer)